Stock-Based Compensation	12 Months Ended
Feb. 28, 2014
Stock-Based Compensation [Text Block]
8.	Stock-Based Compensation

There were no options granted during the years ended February 28, 2014 and 2013 (2012 – 20,000). The estimated fair value of the stock options granted in 2012 was determined using the Black-Scholes option pricing model with the following weighted-average assumptions:

	2014	2013	2012

Risk-free rate	-	-	1.11%
Dividend yield	-	-	Nil%
Volatility factor of the expected market price of the Company’s common shares	-	-	97%
Weighted average expected life of the options (months)	-	-	120

In connection with the vesting of certain employees’, officers’ and directors’ stock options for the year ended February 28, 2014, the Company has recorded stock option compensation of $54,471 (2013 - $151,916 ; 2012 - $414,822) which was credited to additional paid-in capital and expensed in selling, general and administrative expenses in the year.